Exhibit 10.1

U.S. Department of Justice Jeffrey A. Taylor United States Attorney District of Columbia

Judiciary Center 555 Fourth St., N.W. Washington, D.C. 20530 March 6, 2007

By Hand Delivery

Eric H. Holder, Jr., Esq.

Covington & Burling, LLP

1201 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2401

Dear Mr. Holder:

This letter sets forth the plea agreement that the United States Attorney’s Office for the District of Columbia and the National Security Division of the Department of Justice (“the government”) are willing to enter into with your client, Chiquita Brands International, Inc. This plea offer expires at noon on Friday, March 9, 2007. If your client accepts the terms and conditions of this offer, both an authorized representative of your client and you should execute this document in the spaces provided below and return the original document to us. Please include a notarized copy of the resolution of the Board of Directors of Chiquita Brands International, Inc., which states that your client has authorized this plea agreement and has empowered you, Eric H. Holder, Jr., Esq., as its outside counsel to act on its behalf for purposes of this plea. Upon our receipt of the executed document (along with the aforementioned board resolution), this letter will become the plea agreement. The terms of the agreement are as follows:

1. Charge. Your client agrees to waive indictment and enter a plea of guilty to Count One of a one-count Criminal Information, to be filed in the United States District Court for the District of Columbia, charging your client with Engaging in Transactions with a Specially-Designated Global Terrorist, in violation of 50 U.S.C. § 1705(b) and 31 C.F.R. § 594.204. A copy of the Information is attached. Your client agrees to appear before the Court through an authorized representative and to admit its guilt to the offense charged in the Information, accept the attached Factual Proffer as the basis for its admission of guilt, and admit these facts when its plea is entered before the Court.

2. Potential penalties and assessments. Your client, as a corporate violator, understands that for Count One, pursuant to 18 U.S.C. §§ 3571(c)(2) and (d), the statutory maximum criminal fine is twice your client’s pecuniary gain from the offense. The parties agree that, based on documents that your client provided to the government, your client earned no more than $49.4 million in profits from its Colombian banana-producing operations from September 10, 2001, through January 2004. The parties agree that, based on this estimate of $49.4 million in relevant pecuniary gain, the maximum criminal fine is $98.8 million. Your client is also subject to a term of corporate probation of five years pursuant to 18 U.S.C. § 3561. In addition, pursuant to 18 U.S.C. § 3013(a)(2)(B), your client agrees to pay the mandatory special assessment of $400 to the Clerk of the United States District Court prior to the date of sentencing.

3. Additional charges. In consideration and as an express condition of the corporate plea, no additional criminal charges shall be filed, in connection with the conduct giving rise to this plea agreement, against Chiquita Brands International, Inc., its subsidiaries, affiliates, or successors-in-interest.

4. Waiver of constitutional and statutory rights. Your client understands that by pleading guilty in this case, your client agrees to waive certain rights afforded by the Constitution of the United States and/or by statute, including: the right to be indicted by a grand jury; the right to plead not guilty; and the right to a jury trial. At a jury trial, your client would have the right to be represented by counsel, to confront and cross-examine witnesses against your client, to compel witnesses to appear to testify and present other evidence on your client’s behalf. Your client would further have the right to have the jury instructed that your client is presumed innocent until proven guilty, and that the burden would be on the government to prove your client’s guilt beyond a reasonable doubt. If your client were found guilty after a trial, your client would have the right to appeal the conviction.

Your client also understands that as part of the entry of this guilty plea, your client specifically waives any rights to a speedy trial or sentence under the Constitution and/or the Speedy Trial Act, 18 U.S.C. § 3161 et seq. Your client acknowledges that sentencing in this case may, with the approval of the Court, be delayed until any cooperation your client may or will be providing to the government has been completed, as determined by the government, so that the Court will have the benefit of all relevant information.

Your client waives any challenges to venue or jurisdiction in the District of Columbia.

5. Sentencing Guidelines. The parties to this agreement agree that your client’s sentence is not governed by the United States Sentencing Guidelines. That is because, although the offense conduct to which your client is pleading guilty is covered by U.S.S.G. § 2M5.3(a), that Guideline is not listed under U.S.S.G. § 8C2.1, which governs fines for organizations. Accordingly, pursuant to U.S.S.G. § 8C2.10, the sentence is to be determined by applying 18 U.S.C. §§ 3553 and 3572.

6. Plea Pursuant to Rule 11(c)(1)(C). Your client and the government agree that a criminal fine of $25 million and corporate probation of five years, is the appropriate sentence for the charge to which your client is pleading guilty. The parties agree that $25 million is the appropriate criminal fine in resolution of this matter, taking into account the inapplicability of the Guidelines, the nature and circumstances of the offense, and the need for the sentence imposed to reflect the seriousness of the offense; to promote respect for the law; to provide just punishment for the offense; to afford adequate deterrence to criminal conduct; and to protect the public from further crimes. 18 U.S.C. § 3553(a)(l). The criminal fine shall be paid by cashier’s check or certified check made payable to “Clerk, United States District Court for the District of Columbia” as follows:

•	$5 million payable upon entry of judgment;

•	$5 million, plus post-judgment interest computed pursuant to 18 U.S.C. § 3612(f)(2), payable within one year from the entry of judgment;

•	$5 million, plus post-judgment interest computed pursuant to 18 U.S.C. § 3612(f)(2), payable within two years from the entry of judgment;

•	$5 million, plus post-judgment interest computed pursuant to 18 U.S.C. § 3612(f)(2), payable within three years from the entry of judgment;

•	$5 million, plus post-judgment interest computed pursuant to 18 U.S.C. § 3612(l)(2), payable within four years from the entry of judgment.

Your client agrees that no portion of the $25 million that your client has agreed to pay under the terms of this agreement is deductible on any Federal, State, or foreign tax or information return.

In addition to any other conditions of probation that the United States Probation Office may propose and/or the Court may impose, your client and the government further agree that the following conditions of corporate probation are appropriate in this case and your client agrees to abide by them: (1) your client shall pay the sum set forth in this agreement; (2) your client shall implement and maintain an effective compliance and ethics program that fully comports with the criteria set forth in Section 8B2.1 of the United States Sentencing Guidelines, including, but not limited to, (a) maintaining a permanent compliance and ethics office and a permanent educational and training program relating to federal laws governing payments to, transactions involving, and other dealings with individuals, entities, or countries designated by the United States government as Foreign Terrorist Organizations, Specially-Designated Global Terrorists, Specially-Designated Narcotics Traffickers, and/or Countries Supporting International Terrorism, and/or any other such federally-designated individuals, entities, or countries, (b) ensuring that a specific individual remains assigned with overall responsibility for the compliance and ethics program, and (c) ensuring that that specific individual reports directly to the Chief Executive Officer and to the Board of Directors of Chiquita Brands International, Inc., no less frequently than on an annual basis on the effectiveness of the compliance and ethics program; and (3) pursuant to 18 U.S.C. § 3563(a)(l), your client shall not commit any federal, state, or local crimes during the term of probation.

The government also agrees, pursuant to Rule 11 (c)(l)(C) of the Federal Rules of Criminal

Procedure, to present this plea agreement between the parties to the Court for its approval. If the Court accepts the plea agreement and the specific sentence agreed upon by the parties, then the Court will embody in the judgment and sentence the disposition provided for in this plea agreement, pursuant to Rule 11(c)(4) of the Federal Rules of Criminal Procedure. The parties understand, however, that in light of other factors the Court may not agree that such a sentence is an appropriate one and may reject the plea agreement pursuant to Rule 11(c)(5) of the Federal Rules of Criminal Procedure. Your client understands that, if this happens, the Court, in accordance with the requirements of Rule 11(c)(5), will inform the parties of its rejection of the plea agreement and will afford your client an opportunity to withdraw the plea, or if your client persists in the guilty plea will inform your client that a final disposition may be less favorable to your client than that contemplated by this agreement.

7. Cooperation with the Government. Your client agrees to cooperate fully, completely, and truthfully with all investigators and attorneys of the government, by truthfully providing all information in your client’s possession relating directly or indirectly to all criminal activity and related matters which concern the subject matter of this investigation, including but not limited to the conduct set forth in the Information and the Factual Proffer. Subject to the terms of this agreement, current officers, directors, and employees will be made available for testimony; and contact information for former officers, directors, and employees will be provided. Your client’s cooperation shall include, but is not limited to, the following: volunteering and providing any information and documents to the government that come to your client’s attention related to the subject matter of this investigation; assembling, organizing, and providing to the government documents and any other evidence in your client’s possession related to the subject matter of this investigation, as requested; and providing testimony or information necessary to identify or establish the original location, authenticity, or other basis for admission into evidence of documents or physical evidence in any criminal or other proceeding related to the subject matter of this investigation, as requested. The parties agree that all such requests for cooperation will be made in writing directed to undersigned counsel for the Company.

Your client shall use its reasonable best efforts to make available its present and former officers, directors, and employees to provide information and/or testimony as requested, including sworn testimony before a grand jury or in court proceedings, as well as interviews with law enforcement authorities, and to identify witnesses who, to your client’s knowledge and information, may have material information related to the subject matter of this investigation.

Your client shall not, in relation to this investigation and any criminal prosecution arising therefrom, assert any claim of privilege (including but not limited to the attorney-client privilege and the work product protection) as to any documents, records, information, or testimony related to the subject matter of this investigation, provided that your client may assert attorney-client privilege, work product protection, or other privileges with respect to privileged communications made and work product created after March 31, 2004. Your client agrees that, in the event that a witness needs to refer to a privileged communication that occurred after March 31, 2004, to provide a complete response to a question concerning the time period for which your client has agreed not to assert privilege, your client will allow the witness to provide a complete response. If a witness is uncertain as to whether particular privileged communications fall within the agreed-upon waiver period, the parties agree that the witness will be afforded a reasonable opportunity to consult with the Company’s counsel before answering questions relating to such privileged communications.

Your client shall promptly turn over to the government or other law enforcement authorities or direct such law enforcement authorities to any and all evidence of criminal activity and related matters which concern the subject matter of this investigation, including but not limited to the conduct set forth in the Information.

Your client agrees not to commit any criminal violation of federal, state, or local law during the period of your client’s cooperation with law enforcement authorities pursuant to this agreement or at any time prior to the sentencing in this case. The commission of a criminal offense during the period of your client’s cooperation or at any time prior to sentencing will constitute a breach of this plea agreement and will relieve the government of all of its obligations under this agreement. However, your client acknowledges and agrees that such a breach of this agreement will not entitle your client to withdraw your client’s plea of guilty.

8. Reservation of allocution.    Your client understands that the government reserves its full right of allocution for purposes of sentencing in this matter in the event the Court rejects the plea agreement pursuant to Rule 11(c)(5) of the Federal Rules of Criminal Procedure or your client withdraws its plea. In such an event, the government reserves its right to recommend a fine up to the maximum fine allowable by law. The government reserves the right to describe fully, both orally and in writing, to the sentencing judge the nature and seriousness of your client’s misconduct, including misconduct not described in the charge to which your client is pleading guilty. Both parties reserve the right to inform the presentence report writer and the Court of any relevant facts, to dispute any factual inaccuracies in the presentence report, and to contest any matters not provided for in this plea agreement.

9. Breach of agreement.    Your client understands and agrees that, if your client fails specifically to perform or to fulfill completely each and every one of your client’s obligations under this plea agreement, or commits any further crimes, your client will have breached this plea agreement. In the event of such a breach, (a) the government will be free from its obligations under the agreement; (b) your client will not have the right to withdraw the guilty plea; (c) your client shall be fully subject to criminal prosecution for any other crimes that your client has committed or might commit, if any, including perjury and obstruction of justice; and (d) the government will be free to use against your client, directly and indirectly, in any criminal or civil proceeding all statements made by your client and any of the information or materials provided by your client, including such statements, information, and materials provided pursuant to this agreement or during the course of any debriefings conducted in anticipation of, or after entry of this agreement, including your client’s statements made during proceedings before the Court pursuant to Rule 11 of the Federal Rules of Criminal Procedure.

Your client acknowledges discussing with you Federal Rule of Criminal Procedure 11(f) and Federal Rule of Evidence 410, rules that ordinarily limit the admissibility of statements made by a defendant in the course of plea discussions or plea proceedings if a guilty plea is later withdrawn. Your client knowingly and voluntarily waives the rights that arise under these rules. As a result of this waiver, your client understands and agrees that any statements that are made in the course of your client’s guilty plea or in connection with your client’s cooperation pursuant to this plea agreement will be admissible against your client for any purpose in any criminal or civil proceeding if your client breaches this plea agreement or your client’s guilty plea is subsequently withdrawn. Moreover, in the event that your client’s guilty plea is withdrawn, your client agrees that the government will be free to use against your client in any criminal or civil proceeding any statements made during the course of any debriefing conducted in this case, regardless of whether those debriefings were previously covered by an “off the record” agreement by the parties.

If your client breaches this plea agreement, any prosecutions of your client not time-barred by the applicable statute of limitations on the date of the signing of this plea agreement may be commenced against your client in accordance with this paragraph, notwithstanding the running of the statute of limitations before the commencement of such prosecutions. Your client knowingly and voluntarily agrees to waive any and all defenses based on any statute of limitations for any prosecutions commenced pursuant to the provisions of this paragraph.

Your client understands and agrees that the government shall only be required to prove a breach of this plea agreement by a preponderance of the evidence. Your client further understands and agrees that the government need only prove a violation of federal, state, or local criminal law by preponderance of the evidence in order to establish a breach of this plea agreement.

Nothing in this agreement shall be construed to permit your client to commit perjury, to make false statements or declarations, to obstruct justice, or to protect your client from prosecution for any crimes not included within this agreement or committed by your client after the execution of this agreement. Your client understands and agrees that the government reserves the right to prosecute it for any such offenses. Your client further understands that any perjury, false statements, or declarations, or obstruction of justice relating to your client’s obligations under this agreement shall constitute a breach of this agreement. However, in the event of such a breach, your client will not be allowed to withdraw this guilty plea.

10. Appeal waiver. It is agreed that (a) your client will not file a direct appeal of any sentence imposed pursuant to this plea agreement, including but not limited to, the imposition of the criminal fine agreed upon by the parties as set forth above, and (b) the government will not appeal any sentence imposed pursuant to this plea agreement.

11. Prosecution by other agencies/jurisdictions. This agreement only binds the United States Attorney’s Office for the District of Columbia and the National Security Division of the United States Department of Justice. It does not bind any other United States Attorney’s Office or any other office or agency of the United States government, including, but not limited to, the Tax

Division of the United States Department of Justice; the Internal Revenue Service of the United States Department of the Treasury; the United States Securities and Exchange Commission; or any state or local prosecutor. These individuals and agencies remain free to prosecute your client for any offense(s) committed within their respective jurisdictions. The United States Attorney’s Office for the District of Columbia and the National Security Division of the United States Department of Justice agree to contact any prosecuting jurisdiction and advise that jurisdiction of the terms of this agreement and the cooperation provided by your client.

12. No other agreements.    No other agreements, promises, understandings, or representations have been made by the parties other than those contained in writing herein, nor will any such agreements, promises, understandings, or representations be made unless committed to writing and signed by your client, your client’s counsel, and an Assistant United States Attorney for the District of Columbia, or made by the parties on the record before the Court.

If your client agrees to the conditions set forth in this letter, both your client and you should sign the original in the spaces provided below and return the executed plea agreement (along with the aforementioned board resolution) to us. The original of this plea agreement will be filed with the Court.

Sincerely,

JEFFREY A. TAYLOR
United States Attorney
for the District of Columbia

By:	/s/ Jonathan M. Malis
Jonathan M. Malis Denise Cheung
Assistant United States Attorneys
(202) 305-9665

Stephen Ponticiello
Department of Justice Trial Attorney
Counterterrorism Section
(202) 353-8782

Defendant’s Agreement

I am the Chairman of the Board of Directors, President, and Chief Executive Officer of Chiquita Brands International, Inc. I am authorized by Chiquita Brands International, Inc., to act on its behalf in this matter.

I have read this plea agreement and carefully reviewed every part of it with the corporation’s attorney, Eric H. Holder, Jr. I am fully satisfied with the legal services provided by Mr. Holder in connection with this plea agreement and all matters relating to it. I fully understand this plea agreement and voluntarily agree to it. No threats have been made to me or Chiquita Brands International, Inc., nor am I under the influence of anything that could impede my ability to understand this plea agreement fully. No agreements, promises, understandings, or representations have been made with, to, or for me or Chiquita Brands International, Inc., other than those set forth above.

3/12/2007		/s/ Fernando Aguirre
Date	By:	Fernando Aguirre Chairman of the Board of Directors, President, and Chief Executive Officer of Chiquita Brands International, Inc.

Attorney’s Acknowledgment

I am counsel for Chiquita Brands International, Inc. I have read each of the pages constituting this plea agreement, reviewed them with my client, and discussed fully the provisions of the agreement with my client. These pages accurately and completely set forth the entire plea agreement. I concur in my client’s desire to plead guilty as set forth in this agreement.

3-13-07	/s/ Eric H. Holder, Jr., Esq.
Date	Eric H. Holder, Jr., Esq. Counsel for Chiquita Brands International, Inc.

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF COLUMBIA

UNITED STATES OF AMERICA,	:	CRIMINAL NO.:
:
v.	:
	:	VIOLATION:
CHIQUITA BRANDS	:
INTERNATIONAL, INC.,	:	Engaging in Transactions with a
	:	Specially-Designated Global Terrorist
Defendant.	:	(50 U.S.C. § 1705(b);
	:	and 31 C.F.R. § 594.204)

INFORMATION

The United States Attorney charges that:

COUNT ONE

(Engaging in Transactions with a

Specially-Designated Global Terrorist)

At all times material to this Information:

A. General Allegations

Defendant Chiquita Brands International, Inc.

1.    Defendant CHIQUITA BRANDS INTERNATIONAL, INC. (“CHIQUITA”), was a multinational corporation, incorporated in New Jersey and headquartered in Cincinnati, Ohio. Defendant CHIQUITA engaged in the business of producing, marketing, and distributing bananas and other fresh produce. Defendant CHIQUITA was one of the largest banana producers in the world and a major supplier of bananas throughout Europe and North America, including within the District of Columbia. Defendant CHIQUITA reported over $2.6 billion in revenue for calendar year 2003. Defendant CHIQUITA had operations throughout the world, including in the Republic of Colombia.

2.    C.I. Bananos de Exportación, S.A. (also known as and referred to hereinafter as “Banadex”), was defendant CHIQUITA’S wholly-owned Colombian subsidiary. Banadex produced bananas in the Urabá and Santa Marta regions of Colombia. By 2003, Banadex was defendant CHIQUITA’S most profitable banana-producing operation. In June 2004, defendant CHIQUITA sold Banadex.

The AUC

3.    The United Self-Defense Forces of Colombia – an English translation of the Spanish name of the group, “Autodefensas Unidas de Colombia” (commonly known as and referred to hereinafter as the “AUC”), was a violent, right-wing organization in the Republic of Colombia. The AUC was formed in or about April 1997 to organize loosely-affiliated illegal paramilitary groups that had emerged in Colombia to retaliate against left-wing guerillas fighting the Colombian government. The AUC’s activities varied from assassinating suspected guerilla supporters to engaging guerrilla combat units. The AUC also engaged in other illegal activities, including the kidnapping and murder of civilians.

4.    Pursuant to Title 8, United States Code, Section 1189, the Secretary of State of the United States had the authority to designate a foreign organization as a Foreign Terrorist Organization (“FTO”) if the organization engaged in terrorist activity threatening the national security of the United States.

5.    The Secretary of State of the United States designated the AUC as an FTO, initially on September 10, 2001, and again on September 10, 2003. As a result of the FTO designation, since September 10, 2001, it has been a crime for any United States person, among other things, knowingly to provide material support and resources, including currency and monetary instruments, to the AUC.

6.    The International Emergency Economic Powers Act, 50 U.S.C. § 1701, et seq.,

conferred upon the President of the United States the authority to deal with threats to the national security, foreign policy and economy of the United States. On September 23, 2001, pursuant to this authority, President George W. Bush issued Executive Order 13224. This Executive Order prohibited, among other things, any United States person from engaging in transactions with any foreign organization or individual determined by the Secretary of State of the United States, in consultation with the Secretary of the Treasury of the United States and the Attorney General of the United States, to have committed, or posed a significant risk of committing, acts of terrorism that threaten the security of United States nationals or the national security, foreign policy or economy of the United States (referred to hereinafter as a “Specially-Designated Global Terrorist” or “SDGT”), This prohibition included the making of any contribution of funds to or for the benefit of an SDGT, without having first obtained a license or other authorization from the United States government.

7.    The Secretary of the Treasury promulgated the Global Terrorism Sanctions Regulations, 31 C.F.R. § 594.201, et seq., implementing the sanctions imposed by Executive Order 13224. The United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), located in the District of Columbia, was the entity empowered to authorize transactions with an SDGT, Such authorization, if granted, would have been in the form of a license.

8.    Pursuant to Executive Order 13224, the Secretary of State of the United States, in consultation with the Secretary of the Treasury of the United States and the Attorney General of the United States, designated the AUC as a Specially-Designated Global Terrorist on October 31, 2001. As a result of the SDGT designation, since October 31, 2001, it has been a crime for any United States person, among other things, willfully to engage in transactions with the AUC, without having first obtained a license or other authorization from OFAC.

Relevant Persons

9.    Individual A was a high-ranking officer of defendant CHIQUITA.

10.    Individual B was a member of the Board of Directors of defendant CHIQUITA (“Board”).

11.    Individual C was a high-ranking officer of defendant CHIQUITA.

12.    Individual D was a high-ranking officer of defendant CHIQUITA.

13.    Individual E was a high-ranking officer of defendant CHIQUITA.

14.    Individual F was a high-ranking officer of Banadex.

15.    Individual G was an employee of Banadex.

16.    Individual H was an employee of defendant CHIQUITA.

17.    Individual I was an employee of defendant CHIQUITA.

18.    Individual J was a high-ranking officer of defendant CHIQUITA.

Defendant Chiquita’s Payments to the AUC

19.    For over six years - from in or about 1997 through on or about February 4, 2004 - defendant CHIQUITA, through Banadex, paid money to the AUC in the two regions of Colombia where it had banana-producing operations: Urabá and Santa Marta. Defendant CHIQUITA paid the AUC, directly or indirectly, nearly every month. From in or about 1997 through on or about February 4, 2004, defendant CHIQUITA made over 100 payments to the AUC totaling over $1.7 million.

20.    Defendant CHIQUITA had previously paid money to other terrorist organizations operating in Colombia, namely to the following violent, left-wing terrorist organizations:

Revolutionary Armed Forces of Colombia–an English translation of the Spanish name of the group “Fuerzas Armadas Revolucionarias de Colombia” (commonly known as and referred to hereinafter as “the FARC”); and the National Liberation Army – an English translation of the Spanish name of the group “Ejército de LiberaciónNacional” (commonly known as and referred to hereinafter as “the ELN”). Defendant CHIQUITA made these earlier payments from in or about 1989 through in or about 1997, when the FARC and the ELN controlled areas where defendant CHIQUITA had its banana-producing operations. The FARC and the ELN were designated as FTOs in October 1997.

21.    Defendant CHIQUITA began paying the AUC in Urabá following a meeting in or about 1997 between the then-leader of the AUC, Carlos Castaño, and Banadex’s then-General Manager. At the meeting Castaño informed the General Manager that the AUC was about to drive the FARC out of Urabá. Castaño also instructed the General Manager that defendant CHIQUITA’S subsidiary had to make payments to an intermediary known as a “convivir.” Castaño sent an unspoken but clear message that failure to make the payments could result in physical harm to Banadex personnel and property, Convivirs were private security companies licensed by the Colombian government to assist the local police and military in providing security. The AUC, however, used certain convivirs as fronts to collect money from businesses for use to support its illegal activities.

22.    Defendant CHIQUITA’S payments to the AUC were reviewed and approved by senior executives of the corporation, to include high-ranking officers, directors, and employees. No later than in or about September 2000, defendant CHIQUITA’S senior executives knew that the corporation was paying the AUC and that the AUC was a violent, paramilitary organization led by Carlos Castaño. An in-house attorney for defendant CHIQUITA conducted an internal investigation into the payments and provided Individual C with a memorandum detailing that investigation. The results of that internal investigation were discussed at a meeting of the then-Audit Committee of the then-Board of Directors in defendant CHIQUITA’S Cincinnati headquarters in or about September 2000. Individual C, among others, attended this meeting.

23.    For several years defendant CHIQUITA paid the AUC by check through various convivirs in both the Urabá and Santa Marta regions of Colombia. The checks were nearly always made out to the convivirs and were drawn from the Colombian bank accounts of defendant CHIQUITA’S subsidiary. No convivir ever provided defendant CHIQUITA or Banadex with any actual security services or actual security equipment in exchange for the payments, for example, security guards, security guard dogs, security patrols, security alarms, security fencing, or security training. Defendant CHIQUITA recorded these payments in its corporate books and records as “security payments” or payments for “security” or “security services,”

24.    In or about April 2002, defendant CHIQUITA seated a new Board of Directors and Audit Committee following defendant CHIQUITA’S emergence from bankruptcy.

25.    Beginning in or about June 2002, defendant CHIQUITA began paying the AUC in the Santa Marta region of Colombia directly and in cash according to new procedures established by senior executives of defendant CHIQUITA. In or about March 2002, Individual C and others established new procedures regarding defendant CHIQUITA’S direct cash payments to the AUC. According to these new procedures;

(A) Individual F received a check that was made out to him personally and drawn from one of the Colombian bank accounts of defendant CHIQUITA’S subsidiary, individual F then endorsed the check. Either Individual F or Individual G cashed the check, and Individual G hand-

delivered the cash directly to AUC personnel in Santa Marta.

(B) Banadex treated these direct cash payments to the AUC as payments to Individual F, recorded the withholding of the corresponding Colombian tax liability, reported the payments to Individual F as such to Colombian tax authorities, and paid Individual F’s corresponding Colombian tax liability. This treatment of the payments made it appear that Individual F was being paid more money and thus increased the risk that Individual F would be a target for kidnapping or other physical harm if this became known.

(C) Individual F also maintained a private ledger of the payments, which did not reflect the ultimate and intended recipient of the payments. The private ledger only reflected the transfer of funds from Individual F to Individual G and not the direct cash payments to the AUC.

26.    On or about April 23, 2002, at a meeting of the Audit Committee of the Board of Directors in defendant CHIQUITA’S Cincinnati headquarters, Individual C described the procedures referenced in Paragraph 25. Individual A, Individual B, and Individual E, among others, attended this meeting.

Designation of the AUC as a Foreign Terrorist Organization

27.    The United States government designated the AUC as an FTO on September 10, 2001, and that designation was well-publicized in the American public media. The AUC’s designation was first reported in the national press (for example, in the Wall Street Journal and the New York Times) on September 11, 2001. It was later reported in the local press in Cincinnati where defendant CHIQUITA’S headquarters were located – for example, in the Cincinnati Post on October 6, 2001, and in the Cincinnati Enquirer on October 17, 2001. The AUC’s designation was even more widely reported in the public media in Colombia, where defendant CHIQUITA had its substantial banana-producing operations.

28.    Defendant CHIQUITA had information about the AUC’s designation as an FTO specifically and global security threats generally through an Internet-based, password-protected subscription service that defendant CHIQUITA paid money to receive. On or about September 30, 2002, Individual H, from a computer within defendant CHIQUITA’S Cincinnati headquarters, accessed this service’s “Colombia – Update page,” which contained the following reporting on the AUC:

“US terrorist designation

International condemnation of AUC human rights abuses culminated in 2001 with the US State Department’s decision to include the paramilitaries in its annual list of foreign terrorist organizations. This designation permits the US authorities to implement a range of measures against the AUC, including denying AUC members US entry visas; freezing AUC bank accounts in the US; and barring US companies from contact with the personnel accused of AUC connections.”

Defendant Chiquita Continued to Pay the AUC after the AUC was Designated as an FTO.

29.    From on or about September 10, 2001, through on or about February 4, 2004, defendant CHIQUITA made 50 payments to the AUC totaling over $825,000.

30.    On or about September 12, 2001, Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $31,847.1

31.    On or about November 14, 2001, Individual F and Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $56,292.

1        With respect to all statements in this Information relating to payments by check, the “on or about” dates refer to the dates on which such checks cleared the bank, not the dates on which the checks were issued or delivered.

32.    On or about December 12, 2001, Individual F and Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $26,644.

33.    On or about February 4, 2002, Individual F and Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $30,079.

34.    On or about March 7, 2002, Individual F and Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $25,977.

35.    On or about March 31, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in two equal payments in amounts equivalent to $3,689 each.

36.    On or about April 16, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $35,675.

37.    On or about May 15, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $10,888.

38.    On or about May 31, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in two equal payments in amounts equivalent to $3,595 each.

39.    In or about June 2002, Individual F and Individual G began making direct cash payments to the AUC in the Santa Marta region of Colombia according to the procedures referenced in Paragraph 25.

40.    On or about June 11, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in three payments in amounts equivalent to $4,764, $6,670, and $6,269, respectively.

41.    On or about June 14, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $31,131.

42.    On or about July 2, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $11,585.

43.    On or about July 9, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $5,917.

44.    On or about August 6, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $4,654.

45.    On or about August 15, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $27,841.

46.    On or about September 2, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $4,616.

47.    On or about October 7, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $8,026.

48.    On or about October 15, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $40,419.

49.    On or about November 8, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,164.

50.    On or about November 29, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $5,685.

51.    On or about December 9, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $47,424.

52.    On or about January 21, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $7,954.

53.    On or about January 27, 2003, Individual F and Individual G paid the AUC in Urabá

by check in an amount equivalent to $22,336.

54.    On or about February 11, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $7,291.

Defendant Chiquita Continued To Pay the AUC Against the Advice of Outside Counsel.

55.    On or about February 20, 2003, Individual I stated to Individual C that Individual I had discovered that the AUC had been designated by the United States government as a Foreign Terrorist Organization. Shortly thereafter, Individual C and Individual I spoke with attorneys in the District of Columbia office of a national law firm (“outside counsel”) about defendant CHIQUITA’S ongoing payments to the AUC.

56.    Beginning on or about February 21, 2003, outside counsel advised defendant CHIQUITA, through Individual C and Individual I, that the payments were illegal under United States law and that defendant CHIQUITA should immediately stop paying the AUC directly or indirectly. Among other things, outside counsel, in words and in substance, advised defendant CHIQUITA:

●	“Must stop payments.”
(notes, dated February 21, 2003)

●	“Bottom Line: CANNOT MAKE THE PAYMENT”
“Advised NOT TO MAKE ALTERNATIVE PAYMENT through CONVIVIR”
“General Rule: Cannot do indirectly what you cannot do directly”
“Concluded with: CANNOT MAKE THE PAYMENT”
(memo, dated February 26, 2003)

●	“You voluntarily put yourself in this position. Duress defense can wear out through repetition. Buz [business] decision to stay in harm’s way. Chiquita should leave Colombia.”
(notes, dated March 10, 2003)

●	“[T]he company should not continue to make the Santa Marta payments, given the AUC’s designation as a foreign terrorist organization[.]”

(memo, dated March 11, 2003)

●	“[T]he company should not make the payment.”
(memo, dated March 27, 2003)

57.    On or about February 27, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $17,434.

58.    On or about March 27, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $19,437.

59.    On or about April 3, 2003, Individual B and Individual C first reported to the full Board of Directors of defendant CHIQUITA that defendant CHIQUITA was making payments to a designated Foreign Terrorist Organization. A member of defendant CHIQUITA’S Board of Directors objected to the payments and recommended that defendant CHIQUITA consider taking immediate corrective action, to include withdrawing from Colombia. The Board agreed to disclose promptly to the Department of Justice the fact that defendant CHIQUITA had been making payments to the AUC.

60.    On or before April 4, 2003, according to outside counsel’s notes concerning a conversation about defendant CHIQUITA’S payments to the AUC, Individual C said: “His and [Individual B’s] opinion is just let them sue us, come after us. This is also [Individual A’s] opinion.”

61.    On or about April 8, 2003, Individual C and Individual D met at defendant CHIQUITA’S headquarters in Cincinnati with Individual F, Individual G, Individual H, and Individual I. According to the contemporaneous account of this meeting, Individual C and Individual D instructed Individual F and Individual G to “continue making payments” to the AUC.

62.    On or about April 24, 2003, Individual B and Individual C, along with outside counsel, met with officials of the United States Department of Justice, stated that defendant

CHIQUITA had been making payments to the AUC for years, and represented that the payments had been made under threat of violence. Department of Justice officials told Individual B and Individual C that defendant CHIQUITA’S payments to the AUC were illegal and could not continue. Department of Justice officials acknowledged that the issue of continued payments was complicated.

63.    On or about April 30, 2003, Individual B and Individual C told members of the Audit Committee of the Board of Directors and the outside auditors of defendant CHIQUITA about the meeting with Department of Justice officials on April 24, 2003. Individual B and Individual C said that the conclusion of the April 24th meeting was that there would be “no liability for past conduct” and that there had been “[n]o conclusion on continuing the payments.”

64.    On or about May 5, 2003, according to the contemporaneous account of this conversation, Individual I instructed Individual F and Individual J to “continue making payments” to the AUC.

65.    On or about May 12, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,105.

66.    On or about May 21, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $47,235.

67.    On or about June 4, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $7,623.

68.    On or about June 6, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in two payments in amounts equivalent to $6,229 and $5,764, respectively.

69.    On or about July 14, 2003, Individual F and Individual G paid the AUC in Santa

Marta in cash in an amount equivalent to $7,139.

70.    On or about July 24, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $35,136.

71.    On or about August 8, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $5,822.

72.    On or about August 25, 2003, Individual F and Individual G paid the AUC in Uraba by check in an amount equivalent to $12,850.

73.    On or about September 1, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,963.

74.    On or about September 8, 2003, outside counsel advised defendant CHIQUITA in writing, through Individual C and Individual I, that: “[Department of Justice] officials have been unwilling to give assurances or guarantees of non-prosecution; in fact, officials have repeatedly stated that they view the circumstances presented as a technical violation and cannot endorse current or future payments.”

75.    On or about October 6, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $18,249.

76.    On or about October 6, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $9,439.

77.    On or about October 24, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $30,511.

78.    On or about November 5, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,937.

79.    On or about December 1, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,337.

80.    On or about December 2, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $30,193.

81.    On or about December 4, 2003, Individual B and Individual C provided the Board of Directors additional details concerning defendant CHIQUITA’S payments to the AUC that had not previously been disclosed to the Board. A member of defendant CHIQUITA’S Board of Directors responded to this additional information by stating: “I reiterate my strong opinion –stronger now – to sell our operations in Colombia.”

82.    On or before December 4, 2003, defendant CHIQUITA created and maintained corporate books and records that did not identify the ultimate and intended recipient of the payments to the AUC in Urabá in calendar year 2003 as follows:

Reporting Period	Description of recipient	Description of payment

1st Quarter 2003	“Papagayo Association, a ‘Convivir,’ (Convivirs are government licensed security providers.)”	“Payment for security service.”

2nd Quarter 2003	“Papagayo Association, a ‘Convivir.’ (Convivirs are government licensed security providers.)”	“Payment for security services.”

3rd Quarter 2003	“Papagayo Association, a ‘Convivir.’ (Convivirs are government licensed security providers.)”	“Payment for security services.”

83.    On or about December 16, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $24,584.

84.    On or about December 22, 2003, Individual B sent an email to other Board members on the subject of defendant CHIQUITA’S ongoing payments to the AUC, stating, among other things: “This is not a management investigation. This is an audit committee investigation. It is an audit committee investigation because we appear to [be] committing a felony.”

85.    On or about January 9, 2004, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $10,630.

86.    On or about January 13, 2004, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $27,958.

87.    On or about February 4, 2004, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $4,795.

88.     From on or about October 31, 2001, and continuing until on or about February 4, 2004, within the District of Columbia and elsewhere, defendant CHIQUITA engaged in a continuing course of conduct willfully to engage and attempt to engage in transactions with a Specially-Designated Global Terrorist, by contributing funds to and for the benefit of the AUC, without having first obtained the required authorization from the Department of the Treasury’s

Office of Foreign Assets Control, located in the District of Columbia,

(Engaging in Transactions with a Specially-Designated Global Terrorist, in violation of Title 50, United States Code, Section 1705(b); Title 31, Code of Federal Regulations, Section 594.204.)

JEFFREY A. TAYLOR United States Attorney for the District of Columbia D.C. Bar No. 498610

By:	/s/ Jonathan M. Malis
Jonathan M. Malis
D.C. Bar No. 454548
Denise Cheung
D.C Bar No. 451714
Assistant United States Attorneys
(202)305-9665
Jonathan.M.Malis@usdoj.gov

Stephen Ponticiello
PA Bar No. 44119
Department of Justice Trial Attorney
Counterterrorism Section

Dated: March 13, 2007

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF COLUMBIA

UNITED STATES OF AMERICA,	:	CRIMINAL NO.
:

v.	:

CHIQUITA BRANDS	:
INTERNATIONAL, INC.,	:

Defendant.	:

FACTUAL PROFFER

Had this case gone to trial, the government would have proven beyond a reasonable doubt that:

Defendant Chiquita Brands International, Inc.

1.    Defendant CHIQUITA BRANDS INTERNATIONAL, INC. (“CHIQUITA”), was a multinational corporation, incorporated in New Jersey and headquartered in Cincinnati, Ohio. Defendant CHIQUITA engaged in the business of producing, marketing, and distributing bananas and other fresh produce. Defendant CHIQUITA was one of the largest banana producers in the world and a major supplier of bananas throughout Europe and North America, including within the District of Columbia. Defendant CHIQUITA reported over $2.6 billion in revenue for calendar year 2003. Defendant CHIQUITA had operations throughout the world, including in the Republic of Colombia.

2.    C.I. Bananos de Exportación, S.A. (also known as and referred to hereinafter as “Banadex”), was defendant CHIQUITA’S wholly-owned Colombian subsidiary. Banadex produced bananas in the Urabá and Santa Marta regions of Colombia. By 2003, Banadex was defendant CHIQUITA’S most profitable banana-producing operation. In June 2004, defendant CHIQUITA sold Banadex.

The AUC

3.    The United Self-Defense Forces of Colombia – an English translation of the Spanish name of the group, “Autodefensas Unidas de Colombia” (commonly known as and referred to hereinafter as the “AUC”), was a violent, right-wing organization in the Republic of Colombia. The AUC was formed in or about April 1997 to organize loosely-affiliated illegal paramilitary groups that had emerged in Colombia to retaliate against left-wing guerillas fighting the Colombian government. The AUC’s activities varied from assassinating suspected guerilla supporters to engaging guerrilla combat units. The AUC also engaged in other illegal activities, including the kidnapping and murder of civilians.

4.    Pursuant to Title 8, United States Code, Section 1189, the Secretary of State of the United States had the authority to designate a foreign organization as a Foreign Terrorist Organization (“FTO”) if the organization engaged in terrorist activity threatening the national security of the United States.

5.    The Secretary of State of the United States designated the AUC as an FTO, initially on September 10, 2001, and again on September 10, 2003. As a result of the FTO designation, since September 10, 2001, it has been a crime for any United States person, among other things, knowingly to provide material support and resources, including currency and monetary instruments, to the AUC.

6.    The International Emergency Economic Powers Act, 50 U.S.C. § 1701, et seq., conferred upon the President of the United States the authority to deal with threats to the national security, foreign policy and economy of the United States. On September 23, 2001, pursuant to this authority, President George W. Bush issued Executive Order 13224. This Executive Order prohibited, among other things, any United States person from engaging in transactions with any foreign organization or individual determined by the Secretary of State of the United States, in consultation with the Secretary of the Treasury of the United States and the Attorney General of the United States, to have committed, or posed a significant risk of committing, acts of terrorism that threaten the security of United States nationals or the national security, foreign policy or economy of the United States (referred to hereinafter as a “Specially-Designated Global Terrorist” or “SDGT”). This prohibition included the making of any contribution of funds to or for the benefit of an SDGT, without having first obtained a license or other authorization from the United States government.

7.    The Secretary of the Treasury promulgated the Global Terrorism Sanctions Regulations, 31 C.F.R, § 594.201, et seq., implementing the sanctions imposed by Executive Order 13224. The United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), located in the District of Columbia, was the entity empowered to authorize transactions with an SDGT. Such authorization, if granted, would have been in the form of a license.

8.    Pursuant to Executive Order 13224, the Secretary of State of the United States, in consultation with the Secretary of the Treasury of the United States and the Attorney General of the United States, designated the AUC as a Specially-Designated Global Terrorist on October 31, 2001. As a result of the SDGT designation, since October 31, 2001, it has been a crime for any United States person, among other things, willfully to engage in transactions with the AUC, without having first obtained a license or other authorization from OFAC.

Relevant Persons

9. Individual A was a high-ranking officer of defendant CHIQUITA.

10.    Individual B was a member of the Board of Directors of defendant CHIQUITA(“Board”).

11.    Individual C was a high-ranking officer of defendant CHIQUITA.

12.    Individual D was a high-ranking officer of defendant CHIQUITA.

13.    Individual E was a high-ranking officer of defendant CHIQUITA.

14.    Individual F was a high-ranking officer of Banadex.

15.    Individual G was an employee of Banadex.

] 6.    Individual H was an employee of defendant CHIQUITA.

17.    Individual I was an employee of defendant CHIQUITA.

18.    Individual J was a high-ranking officer of defendant CHIQUITA.

Defendant Chiquita’s Payments to the AUC

19.    For over six years – from in or about 1997 through on or about February 4, 2004 – defendant CHIQUITA, through Banadex, paid money to the AUC in the two regions of Colombia where it had banana-producing operations: Urabá and Santa Marta. Defendant CHIQUITA paid the AUC, directly or indirectly, nearly every month. From in or about 1997 through on or about February 4, 2004, defendant CHIQUITA made over 100 payments to the AUC totaling over $1.7 million.

20.    Defendant CHIQUITA had previously paid money to other terrorist organizations operating in Colombia, namely to the following violent, left-wing terrorist organizations: Revolutionary Armed Forces of Colombia – an English translation of the Spanish name of the group “Fuerzas Armadas Revolucionarias de Colombia” (commonly known as and referred to hereinafter as “the FARC”); and the National Liberation Army – an English translation of the Spanish name of the group “Ejército de Liberación Nacional” (commonly known as and referred to hereinafter as “the ELN”). Defendant CHIQUITA made these earlier payments from in or about 1989 through in or about 1997, when the FARC and the ELN controlled areas where defendant CHIQUITA had its banana-producing operations. The FARC and the ELN were designated as FTOs in October 1997.

21.    Defendant CHIQUITA began paying the AUC in Urabá following a meeting in or about 1997 between the then-leader of the AUC, Carlos Castano, and Banadex’s then-General Manager. At the meeting Castaño informed the General Manager that the AUC was about to drive the FARC out of Urabá, Castaño also instructed the General Manager that defendant CHIQUITA’S subsidiary had to make payments to an intermediary known as a “convivir.” Castano sent an unspoken but clear message that failure to make the payments could result in physical harm to Banadex personnel and property. Convivirs were private security companies licensed by the Colombian government to assist the local police and military in providing security. The AUC, however, used certain convivirs as fronts to collect money from businesses for use to support its illegal activities.

22.    Defendant CHIQUITA’S payments to the AUC were reviewed and approved by senior executives of the corporation, to include high-ranking officers, directors, and employees. No later than in or about September 2000, defendant CHIQUITA’S senior executives knew that the corporation was paying the AUC and that the AUC was a violent, paramilitary organization led by Carlos Castaño. An in-house attorney for defendant CHIQUITA conducted an internal investigation into the payments and provided Individual C with a memorandum detailing that investigation. The results of that internal investigation were discussed at a meeting of the then-Audit Committee of the then-Board of Directors in defendant CHIQUITA’S Cincinnati headquarters in or about September

2000. Individual C, among others, attended this meeting.

23.    For several years defendant CHIQUITA paid the AUC by check through various convivirs in both the Urabá and Santa Marta regions of Colombia. The checks were nearly always made out to the convivirs and were drawn from the Colombian bank accounts of defendant CHIQUITA’S subsidiary. No convivir ever provided defendant CHIQUITA or Banadex with any actual security services or actual security equipment in exchange for the payments, for example, security guards, security guard dogs, security patrols, security alarms, security fencing, or security training. Defendant CHIQUITA recorded these payments in its corporate books and records as “security payments” or payments for “security” or “security services.”

24.    In or about April 2002, defendant CHIQUITA seated a new Board of Directors and Audit Committee following defendant CHIQUITA’S emergence from bankruptcy.

25.    Beginning in or about June 2002, defendant CHIQUITA began paying the AUC in the Santa Marta region of Colombia directly and in cash according to new procedures established by senior executives of defendant CHIQUITA. In or about March 2002, Individual C and others established new procedures regarding defendant CHIQUITA’S direct cash payments to the AUC. According to these new procedures:

(A) Individual F received a check that was made out to him personally and drawn from one of the Colombian bank accounts of defendant CHIQUITA’S subsidiary. Individual F then endorsed the check. Either Individual F or Individual G cashed the check, and Individual G hand-delivered the cash directly to AUC personnel in Santa Marta.

(B) Banadex treated these direct cash payments to the AUC as payments to Individual F, recorded the withholding of the corresponding Colombian tax liability, reported the payments to

Individual F as such to Colombian tax authorities, and paid Individual F’s corresponding Colombian tax liability. This treatment of the payments made it appear that Individual F was being paid more money and thus increased the risk that Individual F would be a target for kidnapping or other physical harm if this became known.

(C) Individual F also maintained a private ledger of the payments, which did not reflect the ultimate and intended recipient of the payments. The private ledger only reflected the transfer of funds from Individual F to Individual G and not the direct cash payments to the AUC.

26.    On or about April 23, 2002, at a meeting of the Audit Committee of the Board of Directors in defendant CHIQUITA’S Cincinnati headquarters, Individual C described the procedures referenced in Paragraph 25. Individual A, Individual B, and Individual E, among others, attended this meeting.

Designation of the AUC as a Foreign Terrorist Organization

27.    The United States government designated the AUC as an FTO on September 10, 2001, and that designation was well-publicized in the American public media. The AUC’s designation was first reported in the national press (for example, in the Wall Street Journal and the New York Times) on September 11, 2001. It was later reported in the local press in Cincinnati where defendant CHIQUITA’S headquarters were located – for example, in the Cincinnati Post on October 6, 2001, and in the Cincinnati Enquirer on October 17, 2001. The AUC’s designation was even more widely reported in the public media in Colombia, where defendant CHIQUITA had its substantial banana-producing operations.

28.    Defendant CHIQUITA had information about the AUC’s designation as an FTO specifically and global security threats generally through an Internet-based, password-protected subscription service that defendant CHIQUITA paid money to receive. On or about September 30, 2002, Individual H, from a computer within defendant CHIQUITA’S Cincinnati headquarters, accessed this service’s “Colombia – Update page,” which contained the following reporting on the AUC:

“US terrorist designation

International condemnation of AUC human rights abuses culminated in 2001 with the US State Department’s decision to include the paramilitaries in its annual list of foreign terrorist organizations. This designation permits the US authorities to implement a range of measures against the AUC, including denying AUC members US entry visas; freezing AUC bank accounts in the US; and barring US companies from contact with the personnel accused of AUC connections.”

Defendant Chiquita Continued to Pay the AUC after the AUC was Designated as an FTO.

29.    From on or about September 10, 2001, through on or about February 4, 2004, defendant CHIQUITA made 50 payments to the AUC totaling over $825,000. Defendant CHIQUITA never applied for nor obtained any license from the Department of the Treasury’s Office of Foreign Assets Control with respect to any of its payments to the AUC.

30.    On or about September 12, 2001, Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $31,847.1

31.    On or about November 14, 2001, Individual F and Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $56,292.

32.    On or about December 12, 2001, individual F and Individual G paid the AUC in

1        With respect to all statements in this Factual Proffer relating to payments by check, the “on or about” dates refer to the dates on which such checks cleared the bank, not the dates on which the checks were issued or delivered.

Urabá and Santa Marta by check in an amount equivalent to $26,644.

33.    On or about February 4, 2002, Individual F and Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $30,079.

34.    On or about March 7, 2002, Individual F and Individual G paid the AUC in Urabá and Santa Marta by check in an amount equivalent to $25,977.

35.    On or about March 31, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in two equal payments in amounts equivalent to $3,689 each.

36.    On or about April 16, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $35,675.

37.    On or about May 15, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $10,888.

38.    On or about May 31, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in two equal payments in amounts equivalent to $3,595 each.

39.    In or about June 2002, Individual F and Individual G began making direct cash payments to the AUC in the Santa Marta region of Colombia according to the procedures referenced in Paragraph 25.

40.    On or about June 11, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in three payments in amounts equivalent to $4,764, $6,670, and $6,269, respectively.

41.    On or about June 14, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $31,131.

42.    On or about July 2, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $11,585.

43.    On or about July 9, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $5,917.

44.    On or about August 6, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $4,654.

45.    On or about August 15, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $27,841.

46.    On or about September 2, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $4,616.

47.    On or about October 7, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $8,026.

48.    On or about October 15, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to S40,419.

49.    On or about November 8, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to S6,164.

50.    On or about November 29, 2002, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $5,685,

51.    On or about December 9, 2002, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $47,424.

52.    On or about January 21, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $7,954.

53.    On or about January 27, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $22,336.

54.    On or about February 11, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $7,291.

Defendant Chiquita Continued To Pay the AUC Against the Advice of Outside Counsel.

55.    On or about February 20, 2003, Individual I stated to Individual C that Individual I had discovered that the AUC had been designated by the United States government as a Foreign Terrorist Organization. Shortly thereafter, Individual C and Individual I spoke with attorneys in the District of Columbia office of a national law firm (“outside counsel”) about defendant CHIQUITA’S ongoing payments to the AUC.

56.    Beginning on or about February 21, 2003, outside counsel advised defendant CHIQUITA, through Individual C and Individual I, that the payments were illegal under United States law and that defendant CHIQUITA should immediately stop paying the AUC directly or indirectly. Among other things, outside counsel, in words and in substance, advised defendant CHIQUITA:

●	“Must stop payments.”
(notes, dated February 21, 2003)

●	“Bottom Line: CANNOT MAKE THE PAYMENT”
“Advised NOT TO MAKE ALTERNATIVE PAYMENT through CONVIVIR”
“General Rule: Cannot do indirectly what you cannot do directly”
“Concluded with: CANNOT MAKE THE PAYMENT”
(memo, dated February 26, 2003)

●	“You voluntarily put yourself in this position. Duress defense can wear out through repetition. Buz [business] decision to stay in harm’s way. Chiquita should leave Colombia.”
(notes, dated March 10, 2003)

●	“[T]he company should not continue to make the Santa Marta payments, given the AUC’s designation as a foreign terrorist organization[.]”
(memo, dated March 11, 2003)

●	“[T]he company should not make the payment,” (memo, dated March 27, 2003)

57.    On or about February 27, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $17,434.

58.    On or about March 27, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $19,437.

59.    On or about April 3, 2003, Individual B and Individual C first reported to the full Board of Directors of defendant CHIQUITA that defendant CHIQUITA was making payments to a designated Foreign Terrorist Organization. A member of defendant CHIQUITA’S Board of Directors objected to the payments and recommended that defendant CHIQUITA consider taking immediate corrective action, to include withdrawing from Colombia. The Board agreed to disclose promptly to the Department of Justice the fact that defendant CHIQUITA had been making payments to the AUC.

60.    On or before April 4, 2003, according to outside counsel’s notes concerning a conversation about defendant CHIQUITA’S payments to the AUC, Individual C said: “His and [Individual B’s] opinion is just let them sue us, come after us. This is also [Individual A’s] opinion.”

61.    On or about April 8, 2003, Individual C and Individual D met at defendant CHIQUITA’S headquarters in Cincinnati with Individual F, Individual G, Individual H, and Individual I. According to the contemporaneous account of this meeting, Individual C and Individual D instructed Individual F and Individual G to “continue making payments” to the AUC.

62.    On or about April 24, 2003, Individual B and Individual C, along with outside counsel, met with officials of the United States Department of Justice, stated that defendant CHIQUITA had been making payments to the AUC for years, and represented that the payments had been made under threat of violence. Department of Justice officials told Individual B and Individual C that defendant CHIQUITA’S payments to the AUC were illegal and could not continue. Department of Justice officials acknowledged that the issue of continued payments was complicated.

63.    On or about April 30, 2003, Individual B and Individual C told members of the Audit Committee of the Board of Directors and the outside auditors of defendant CHIQUITA about the meeting with Department of Justice officials on April 24, 2003. Individual B and Individual C said that the conclusion of the April 24th meeting was that there would be “no liability for past conduct” and that there had been “[n]o conclusion on continuing the payments,”

64.    On or about May 5, 2003, according to the contemporaneous account of this conversation, Individual I instructed Individual F and Individual J to “continue making payments” to the AUC.

65.    On or about May 12, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,105.

66.    On or about May 21, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $47,235.

67.    On or about June 4, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $7,623.

68.    On or about June 6, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in two payments in amounts equivalent to $6,229 and $5,764, respectively.

69.    On or about July 14, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $7,139.

70.    On or about July 24, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $35,136.

71.    On or about August 8, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $5,822,

72.    On or about August 25, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $12,850.

73.    On or about September 1, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,963,

74.    On or about September 8, 2003, outside counsel advised defendant CHIQUITA in writing, through Individual C and Individual I, that: “[Department of Justice] officials have been unwilling to give assurances or guarantees of non-prosecution; in fact, officials have repeatedly stated that they view the circumstances presented as a technical violation and cannot endorse current or future payments.”

75.    On or about October 6, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $18,249.

76.    On or about October 6, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $9,439.

77.    On or about October 24, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $30,511.

78.    On or about November 5, 2003, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $6,937.

79.    On or about December 1, 2003, Individual F and Individual G paid the AUC in Santa

Marta in cash in an amount equivalent to $6,337.

80.    On or about December 2, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $30,193.

81.    On or about December 4, 2003, Individual B and Individual C provided the Board of Directors additional details concerning defendant CHIQUITA’S payments to the AUC that had not previously been disclosed to the Board. A member of defendant CHIQUITA’S Board of Directors responded to this additional information by stating: “I reiterate my strong opinion –stronger now – to sell our operations in Colombia.”

82.    On or before December 4, 2003, defendant CHIQUITA created and maintained corporate books and records that did not identify the ultimate and intended recipient of the payments to the AUC in Urabá in calendar year 2003 as follows:

Reporting Period	Description of recipient	Description of payment

Ist Quarter 2003	“Papagayo Association, a ‘Convivir.’ (Convivirs are government licensed security providers.)”	“Payment for security service.”

2nd Quarter 2003	“Papagayo Association, a ‘Convivir.’ (Convivirs are government licensed security providers.)”	“Payment for security services.”

3rd Quarter 2003	“Papagayo Association, a ‘Convivir,’ (Convivirs are government licensed security providers.)”	“Payment for security services.”

83.    On or about December 16, 2003, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $24,584.

84.    On or about December 22, 2003, Individual B sent an email to other Board members on the subject of defendant CHIQUITA’S ongoing payments to the AUC, stating, among other things: “This is not a management investigation. This is an audit committee investigation. It is an audit committee investigation because we appear to [be] committing a felony.”

85.    On or about January 9, 2004, Individual F and Individual G paid the AUC in Santa Marta in cash in an amount equivalent to $10,630.

86.    On or about January 13, 2004, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $27,958.

87.    On or about February 4, 2004, Individual F and Individual G paid the AUC in Urabá by check in an amount equivalent to $4,795.

Defendant Chiquita’s Profits from its Colombian Banana-Producing Operations

88.    According to defendant CHIQUITA’S records, from September 10, 2001, through in or about January 2004, defendant CHIQUITA earned no more than $49.4 million in profits from its Colombian banana-producing operations.

JEFFREY A. TAYLOR United States Attorney for the District of Columbia D.C. Bar No. 498610

By:	/s/ Jonathan M. Malis
Jonathan M. Malis D.C. Bar No. 454548 Denise Cheung D.C. Bar No. 451714 Assistant United States Attorneys (202)305-9665 Jonathan.M.Malis@usdoi.gov

Stephen Ponticiello
PA Bar No. 44119
Department of Justice Trial Attorney Counterterrorism Section

Dated: March 13, 2007

Defendant’s Stipulation and Signature

1 am the Chairman of the Board of Directors, President, and Chief Executive Officer of Chiquita Brands International, Inc. I am authorized by Chiquita Brands International, Inc., to act on its behalf in this matter.

On behalf of Chiquita Brands International, Inc., after consulting with its attorneys and pursuant to the plea agreement entered into this day with the United States, I hereby stipulate that the above statement of facts is true and accurate. I further stipulate that had the matter proceeded to trial, the United States would have proved the same beyond a reasonable doubt.

Chiquita Brands International, Inc.

3/12/2007
Date	By:	/s/ Fernando Aguirre
Fernando Aguirre
Chairman of the Board of Directors, President, and Chief Executive Officer of Chiquita Brands International, Inc.

Attorney’s Acknowledgment

I am counsel for Chiquita Brands International, Inc. I have carefully reviewed the above statement of facts with my client. To may knowledge, the decision to stipulate to these facts is an informed and voluntary one.

3/13/07	/s/ Eric H. Holder, Jr., Esq.
Date	Eric H. Holder, Jr., Esq.
Counsel for Chiquita Brands International, Inc.

CERTIFICATE OF CORPORATE SECRETARY

CHIQUITA BRANDS INTERNATIONAL, INC.

I, James E. Thompson, duly appointed Corporate Secretary of Chiquita Brands International, Inc., hereby certify that the Board of directors of Chiquita Brands International, Inc. adopted the following resolutions at a duly called and convened telephonic meeting held on the 11th day of March 2007.

WHEREAS, the Board of Directors of Chiquita Brands International, Inc. (the “Corporation”) has determined that it is in the best interests of the Corporation and its stockholders to reach resolution with respect to the Corporation regarding the government’s investigation into matters involving the Corporation and its former Colombian subsidiary, C.I, Bananos de Exportación, S.A.;

NOW, THEREFORE, BE IT RESOLVED, that this Board authorizes and directs the Corporation to enter into a plea agreement with the United States Attorney’s Office for the District of Columbia and the National Security Division of the United States Department of Justice, as set forth in the attached Plea Agreement and Information (collectively, the “Plea Agreement”);

BE IT FURTHER RESOLVED, that this Board authorizes and directs Eric H. Holder, Jr., Esq., as the Corporation’s outside counsel, to act on its behalf for purposes of the Plea Agreement and to take such actions to execute such documents as he deems necessary or advisable to the implementation of the foregoing resolution.

/s/ James E. Thompson
James E. Thompson, Secretary

State /Commonwealth of OHIO

City/County of HAMILTON

The foregoing resolutions were acknowledged before me on this 12th day of March, 2007, by James E. Thompson, Secretary of Chiquita Brands International, Inc

/s/ BARBARA M. HOWLAND
BARBARA M. HOWLAND
Notary Public

My commission expires on 7/27/2008.

BARBARA M. HOWLAND
NOTARY PUBLIC, STATE OF OHIO
MY COMMISSION EXPIRES 07-27-08